TRANSAMERICA LANDMARKSM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Separate Account VA B

Supplement Dated September 14, 2018

to the

Prospectus Dated May 1, 2018

Effective on or about September 17, 2018 (the “Effective Date”), the BlackRock High Yield V.I. Fund (the “Fund”) will reorganize into a newly-created series called the BlackRock Variable Series Funds II, Inc. The Fund’s investment objective, investment strategy, and portfolio management team will remain the same. As a result of this reorganization, the following change will occur:

Prior to the Effective Date:

TRUST NAME	SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR
BlackRock Variable Series Funds, Inc.	BlackRock High Yield V.I. Fund	BlackRock High Yield V.I. Fund	BlackRock Advisors, LLC

On and after the Effective Date:

TRUST NAME	SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR
BlackRock Variable Series Funds II, Inc.	BlackRock High Yield V.I. Fund	BlackRock High Yield V.I. Fund	BlackRock Advisors, LLC

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica LandmarkSM Variable Annuity dated May 1, 2018